UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2007

(Date of earliest event reported)

Optionable, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51837	52-2219407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Columbus Avenue, Suite 280 Valhalla, NY	10595
(Address of principal executive offices)	(Zip Code)

914-773-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed solely to correct a typographical error on the signature page of the Form 8-K filed by the Company on April 16, 2007.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: April 17, 2007	By:	/s/ Marc-Andre Boisseau

Name: Marc-Andre Boisseau Title: Chief Financial Officer

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